SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2003
                                                --------------------------------

                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                 333-99451                    52-1495132
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                               08837
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as an exhibit are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) prepared by UBS Securities LLC, in connection with the offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S12.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                         Description
        -----------                         -----------

        (99) Computational Materials prepared by UBS Securities LLC in connection with the offering of certain classes of the Chase
                                            Mortgage Finance Corporation,
                                            Multi-Class Mortgage
                                            Pass-Through Certificates,
                                            Series 2003-S12.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



      November 24, 2003
                                   By:  /s/  Eileen Lindblom
                                      ----------------------------------
                                      Eileen Lindblom
                                      Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

(99)              Computational Materials prepared by UBS             (E)
                  Securities LLC in connection with the
                  offering of certain classes of the Chase
                  Mortgage Finance Corporation, Multi-Class
                  Mortgage Pass-Through Certificates,
                  Series 2003-S12.